SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K



                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934





       Date of Report (Date of earliest event reported): December 22, 1997


                          Powerhouse Technologies, Inc.
             (Exact name of registrant as specified in its charter)



 Delaware                          0-19322                  81-0470853
 (State or other                   (Commission              (I.R.S. Employer
jurisdiction                       File Number)             Identification No.)
of incorporation)



                     2311 So. 7th Avenue, Bozeman, MT 59715
              (Address of principal executive offices and zip code)


                                 (406) 585-6600
              (Registrant's telephone number, including area code)


                         Video Lottery Technologies, Inc.
                           (Former name of registrant)

Item 5.    Other Events
           ------------

On December 22, 1997, the Company announced that it will change its name to Powerhouse Technologies, Inc. (Nasdaq National Market: PWRH), effective January 1, 1998. The Company's press release is attached as Exhibit 99.1 hereto.

Item 7.    Financial Statements and Exhibits
           ---------------------------------

   (c)  Exhibits.

          Exhibit 3.(i) Certificate of Amendment to Certificate of Incorporation filed with the State of Delaware Secretary of State on December 22, 1997.

          Exhibit 99.1     The Company's Press Release dated December 22,1997.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    VIDEO LOTTERY TECHNOLOGIES, INC.



Date:  December 31, 1997            /s/ Janet M. Bjork
                                    --------------------
                                    Janet M. Bjork
                                    Assistant Secretary
                                    (Authorized to sign on behalf of Registrant)

                                  EXHIBIT INDEX


Exhibit                                                                  Page
Number     Description                                                   Number
------     -----------                                                   ------


3.(i)      Certificate of Amendment to Certificate of Incorporation        5

99.1       Press Release dated December 22, 1997                           6






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